Exhibit 99.2

COGDELL SPENCER

SUPPLEMENTAL OPERATING & FINANCIAL DATA

For the quarter ended
June 30, 2011

PALMETTO
HEALTH
PARKRIDGE

All amounts shown in this report are unaudited.

This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of Cogdell Spencer Inc. Any offer to sell or solicitation to buy securities of Cogdell Spencer Inc. shall be made only by means of a prospectus approved for that purpose.

1. Investor Information	1

2. Summary	2

3. Capitalization	3

4. Results	4

5. Condensed Consolidated Balance Sheets	5

6. Condensed Consolidated Statements of Operations	6

7. Business Segment Reporting	7

8. Reconciliation of Net Loss to FFO and FFOM	9

9. Coverage Ratios	10

10. Reconciliation of Earnings to EBITDA	11

11. Consolidated Debt Analysis	12

12. Property Summary	16

13. Stabilized Property Listing	17

14. Stabilized Property Occupancy Rates	19

15. Tenant Lease Expirations	23

16. Ten Largest Tenants	24

17. Ground & Air Rights Leases	25

18. Pipeline	26

19. Inter-company Profit Elimination Example	27

20. Acquisitions, Completed Developments, & Properties in Lease-up	28

21. Development Construction and Capital Expenditures	29

Board of Directors

Richard C. Neugent	Raymond W. Braun
Chairman	President & CEO
John R. Georgius	Richard B. Jennings
Christopher E. Lee	David J. Lubar
Randolph D. Smoak, Jr. M.D.
Executive Management

Raymond W. Braun	Brian L. Happ	Rex A. Noble
Chief Executive Officer & President	Executive VP & Chief Operating Officer	Executive VP Portfolio Management

Charles M. Handy	Andrea L. Hopkins	Sal G. Parente
Executive VP & Chief Financial Officer	VP Human Resources	Executive VP Business Development
Equity Research Coverage

BMO Capital Markets	Jefferies & Co.	Raymond James & Associates
Richard Anderson — 212.885.4180	Tayo Okusanya — 212.336.7076	Paul Puryear — 727.567.2253

Janney Montgomery Scott	KeyBanc Capital Markets	SmithBarney Citigroup
Dan Donlan — 215.665.6476	Karin Ford — 917.368.2293	Quentin Velleley — 212.816.6981
Company Information

Corporate Headquarters	Trading Symbol	Transfer Agent
4401 Barclay Downs Drive, Suite 300	CSA	First Shareholder Services
Charlotte, NC 28209
Tel: 704.940.2900	Stock Exchange Listing	Investor Relations
Fax: 704.940.2959	New York Stock Exchange	Jaime Buell — 704.940.2929
www.cogdell.com
This supplemental operating and financial data package contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements reflect our views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ materially.
Factors that may contribute to these differences include, but are not limited to the following: our business strategy; our ability to comply with financial covenants in our debt instruments; our ability to obtain future financing arrangements; estimates relating to our future distributions;
our understanding of our competition; our ability to renew our ground leases; changes in the reimbursement available to our tenants by government or private payors; our tenants’ ability to make rent payments; defaults by tenants; customers’ access to financing; delays in project starts and cancellations by customers; market trends; and projected capital expenditures. For a further list and description of such risks and uncertainties, see our reports filed with the Securities and
Exchange Commission, including our Form 10-K for the year ended December 31, 2010 and our Quarterly
Report on Form 10-Q for the quarter ended June 30, 2011. Although we believe the expectations reflected in such forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be realized. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

	For 3 Months Ended		For 6 Months Ended
(in thousands, except per share amounts and portfolio statistics)	June 30, 2011	June 30, 2010	June 30, 2011	June 30, 2010

Revenue	$41,578	$37,009	$80,722	$94,610
EBITDA (1)	10,919	11,364	21,741	30,508
Net loss attributable to Cogdell Spencer Inc. common stockholders	(4,986)	(12,021)	(8,116)	(8,736)
Net loss per share attributable to Cogdell Spencer Inc. common stockholder	$(0.10)	$(0.26)	$(0.16)	$(0.20)

FFOM attributable to common stockholders and operating partnership unitholders (2)	$2,064	$(6,847)	$5,724	$4,303
FFOM attributable to common stockholders and operating partnership unitholders, excluding litigation provision, impairment charges, and CEO retirement expense(2)	$3,864	$6,546	$7,524	$17,696

Per share and operating partnership unit data:
FFOM attributable to common stockholders and operating partnership unitholders(2)	$0.04	$(0.13)	$0.10	$0.08
FFOM attributable to common stockholders and operating partnership unitholders, excluding litigation provision, impairment charges, and CEO retirement expense (2)	$0.07	$0.12	$0.13	$0.34

Debt / Gross Assets(3)	48%	44%	48%	44%

Portfolio statistics:
Total properties	69	65	69	65
Total square footage	3,889,168	3,603,918	3,889,168	3,603,918

(1)	For a definition and discussion and a quantitative reconciliation of the differences between EBITDA and net loss, see page 11.

(2)	For a definition, discussion, and a quantitative reconciliation of the differences between FFOM and net loss, see page 9.

(3)	Gross Assets represents total assets before accumulated depreciation and amortization.

(4)	Stabilized properties.

	June 30, 2011
	Shares/Units	Share Price	Value
Common Stock	51,080	$5.99	$305,969
Common Operating Partnership Units	7,385	$5.99	44,236
Preferred Stock	2,940	$25.10	73,794

Equity value			423,999
Consolidated debt			420,644

Market capitalization			$844,643

	For the 3 Months Ended		For the 6 Months Ended
	June 30, 2011	June 30, 2010	June 30, 2011	June 30, 2010
FFOM and FFOM per share and operating partnership unit for the three months and six months ended June 30, 2011, and a comparison to our prior year results:
FFOM(1)	$2,064	$(6,847)	$5,724	$4,303
Impact of litigation provision, impairment charges, and CEO retirement expense	1,800	13,393	1,800	13,393

FFOM, excluding litigation provision, impairment charges, and CEO retirement expense	$3,864	$6,546	$7,524	$17,696

Per share and operating partnership unit data:
FFOM(1)	$0.04	$(0.13)	$0.10	$0.08
Impact of litigation provision, impairment charges, and CEO retirement expense	0.03	0.25	0.03	0.26
FFOM, excluding litigation provision, impairment charges, and CEO retirement expense	0.07	0.12	0.13	0.34

	For the 3 Months Ended		For the 6 Months Ended
	June 30, 2011	June 30, 2010	June 30, 2011	June 30, 2010
FFO and FFO per share and operating partnership unit for the three months and six months ended June 30, 2011, and a comparison to our prior year results:
FFO(1)	$1,833	$(7,221)	$5,261	$3,555
Impact of litigation provision, impairment charges, and CEO retirement expense	1,800	13,393	1,800	13,393

FFO, excluding litigation provision, impairment charges, and CEO retirement expense	$3,633	$6,172	$7,061	$16,948

Per share and operating partnership unit data:
FFO(1)	$0.03	$(0.13)	$0.09	$0.07
Impact of litigation provision, impairment charges, and CEO retirement expense	0.03	0.24	0.03	0.25
FFO, excluding litigation provision, impairment charges, and CEO retirement expense	0.06	0.11	0.12	0.32

	For the 3 Months Ended		For the 6 Months Ended
	June 30, 2011	June 30, 2010	June 30, 2011	June 30, 2010
Net loss attributable to Cogdell Spencer Inc. and net loss attributable to Cogdell Spencer Inc. per share for the three and six months ended June 30, 2011, and a comparison to our prior year results:

Net loss available to Cogdell Spencer Inc. common stockholders	$(4,986)	$(12,019)	$(8,116)	$(8,736)

Impact of litigation provision, impairment charges, and CEO retirement expense attributable to Cogdell Spencer Inc. common stockholders	1,571	11,451	1,571	11,397

Net income (loss) available to Cogdell Spencer Inc. common stockholders, excluding litigation provision, impairment charges, and CEO retirement expense	$(3,415)	$(568)	$(6,545)	$2,661

Per share data:

Net loss available to Cogdell Spencer Inc. common stockholders	$(0.10)	$(0.26)	$(0.16)	$(0.20)

Impact of litigation provision, impairment charges, and CEO retirement expense attributable to Cogdell Spencer Inc. common stockholders	0.03	0.25	0.03	0.26

Net income (loss) available to Cogdell Spencer Inc. common stockholders, excluding litigation provision, impairment charges, and CEO retirement expense	(0.07)	(0.01)	(0.13)	0.06

(1)	For a definition and discussion and a quantitative reconciliation of the differences between FFO, FFOM, and net loss, see page 9.

	June 30, 2011	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010
Assets
Real estate properties:
Operating real estate properties	$677,880	$641,712	$634,291	$632,844	$616,154
Less: Accumulated depreciation	(132,198)	(125,610)	(119,141)	(112,581)	(106,004)

Total real estate properties, net	545,682	516,102	515,150	520,263	510,150
Construction in process	45,010	29,985	22,243	15,120	7,951

Total real estate properties, net	590,692	546,087	537,393	535,383	518,101
Cash and cash equivalents	16,383	17,235	12,203	16,028	31,196
Restricted cash	4,241	6,784	6,794	11,649	7,888
Tenant and accounts receivable, net	12,368	10,247	11,383	9,656	8,070
Goodwill	22,882	22,882	22,882	102,195	102,195
Trade names and trademarks	—	—	—	34,093	34,093
Intangible assets, net	22,249	18,418	18,601	20,025	18,670
Other assets	27,551	28,162	23,684	23,642	24,018

Total assets	$696,366	$649,815	$632,940	$752,671	$744,231

Liabilities and Equity
Mortgage notes payable	$325,644	$319,419	$317,303	$296,701	$291,199
Revolving credit facility	95,000	55,000	45,000	65,000	55,000
Term Loan	—	—	—	50,000	50,000
Accounts payable	15,315	11,628	11,368	11,814	11,081
Billings in excess of costs and estimated earnings on uncompleted contracts	2,432	2,314	1,930	2,145	4,657
Deferred income taxes	—	—	—	11,406	13,543
Other liabilities	52,707	43,558	39,819	51,991	48,123

Total liabilities	491,098	431,919	415,420	489,057	473,603
Commitments and contingencies
Equity:
Cogdell Spencer Inc. stockholders’ equity:
Preferred stock	73,500	73,500	65,000	—	—
Common stock	511	510	509	507	500
Additional paid-in capital	418,553	418,374	417,960	419,439	418,194
Accumulated other comprehensive loss	(3,772)	(2,712)	(3,339)	(6,011)	(4,843)
Accumulated deficit	(306,022)	(295,981)	(287,798)	(189,219)	(182,332)

Total Cogdell Spencer Inc. stockholders’ equity	182,770	193,691	192,332	224,716	231,519
Noncontrolling interests:
Real estate partnerships	6,756	6,772	6,452	5,660	3,810
Operating partnership	15,742	17,433	18,736	33,238	35,299

Total noncontrolling interests	22,498	24,205	25,188	38,898	39,109

Total equity	205,268	217,896	217,520	263,614	270,628

Total liabilities and equity	$696,366	$649,815	$632,940	$752,671	$744,231

	Three Months Ended
	June 30, 2011	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010
Revenues:
Rental revenue	$23,136	$23,054	$22,799	$22,765	$20,995
Design-Build contract revenue and other sales	17,641	15,241	24,850	15,734	15,236
Property management and other fees	760	775	824	809	761
Development management and other income	41	74	25	1	17

Total revenues	41,578	39,144	48,498	39,309	37,009

Expenses:
Property operating and management	9,824	9,287	8,012	9,067	8,387
Design-Build contracts and development management	15,977	13,013	22,169	13,806	11,407
Selling, general, and administrative	6,822	6,208	8,561	6,684	9,345
Depreciation and amortization	7,986	7,830	8,283	8,293	8,182
Impairment charges	—	—	113,406	—	13,635

Total expenses	40,609	36,338	160,431	37,850	50,956

Income (loss) from continuing operations before other income (expense) and income tax benefit (expense)	969	2,806	(111,933)	1,459	(13,947)
Other income (expense):
Interest and other income	159	178	210	151	134
Interest expense	(5,027)	(4,850)	(5,662)	(5,851)	(5,393)
Debt extinguishment and interest rate derivative expense	—	—	(339)	(7)	(9)
Equity in earnings of unconsolidated partnerships	5	8	7	3	—

Total other income (expense)	(4,863)	(4,664)	(5,784)	(5,704)	(5,268)

Loss from continuing operations before income tax benefit (expense)	(3,894)	(1,858)	(117,717)	(4,245)	(19,215)
Income tax benefit (expense)	(19)	(18)	10,611	2,294	5,174

Loss from continuing operations	(3,913)	(1,876)	(107,106)	(1,951)	(14,041)
Discontinued operations:
Income from discontinued operations	—	—	—	—	24
Gain on sale of real estate property	—	—	—	—	264

Total discontinued operations	—	—	—	—	288

Net loss	(3,913)	(1,876)	(107,106)	(1,951)	(13,753)

Net income attributable to the noncontrolling interest in real estate partnerships	(235)	(200)	(171)	(172)	(177)
Net loss attributable to the noncontrolling interest in operating partnership	724	508	13,970	285	1,909
Dividends on preferred stock	(1,562)	(1,562)	(208)	—	—

Net loss available to Cogdell Spencer Inc. common stockholders	$(4,986)	$(3,130)	$(93,515)	$(1,838)	$(12,021)

Per share data — basic and diluted:
Loss from continuing operations attributable to Cogdell Spencer Inc. common stockholders	$(0.10)	$(0.06)	$(1.84)	$(0.04)	$(0.27)
Income from discontinued operations attributable to Cogdell Spencer Inc. common stockholders	—	—	—	—	0.01

Net loss per share available to Cogdell Spencer Inc. common stockholders	$(0.10)	$(0.06)	$(1.84)	$(0.04)	$(0.26)

Weighted average common shares — basic and diluted	51,058	51,009	50,745	50,083	46,111

Net loss available to Cogdell Spencer Inc. common stockholders:
Continuing operations, net of tax	$(4,986)	$(3,130)	$(93,515)	$(1,838)	$(12,267)
Discontinued operations	—	—	—	—	246

Net loss available to Cogdell Spencer Inc. common stockholders	$(4,986)	$(3,130)	$(93,515)	$(1,838)	$(12,021)

		Design-Build
	Property	and	Intersegment	Unallocated
Three months ended June 30, 2011	Operations	Development	Eliminations	and Other	Total
Revenues:
Rental revenue	$23,136	$—	$—	$—	$23,136
Design-Build contract revenue and other sales	—	31,744	(14,103)	—	17,641
Property management and other fees	760	—	—	—	760
Development management and other income	—	571	(530)	—	41

Total revenues	23,896	32,315	(14,633)	—	41,578

Certain operating expenses:
Property operating and management	9,426	—	—	—	9,426
Design-Build contracts and development management	—	30,009	(14,032)	—	15,977
Selling, general, and administrative	—	4,887	—	—	4,887

Total certain operating expenses	9,426	34,896	(14,032)	—	30,290

	14,470	(2,581)	(601)	—	11,288

Interest and other income	144	8	—	7	159
Corporate general and administrative expenses	—	—	—	(1,935)	(1,935)
Interest expense	—	—	—	(5,027)	(5,027)
Income taxes expense applicable to funds from operations modified	—	—	—	(19)	(19)
Non-real estate related depreciation and amortization	—	(278)	—	(44)	(322)
Earnings from unconsolidated real estate partnerships, before real estate related depreciation and amortization	8	—	—	—	8
Noncontrolling interests in real estate partnerships, before real estate related depreciation and amortization	(526)	—	—	—	(526)

Dividends on preferred stock	—	—	—	(1,562)	(1,562)

Funds from operations modified (FFOM)	14,096	(2,851)	(601)	(8,580)	2,064

Amortization of intangibles related to purchase accounting	(42)	(189)	—	—	(231)

Funds from operations (FFO)	14,054	(3,040)	(601)	(8,580)	1,833

Real estate related depreciation and amortization	(7,436)	—	—	—	(7,436)
Noncontrolling interests in real estate partnerships, before real estate related depreciation and amortization	526	—	—	—	526

Acquisition-related expenses	(398)	—	—	—	(398)
Dividends on preferred stock	—	—	—	1,562	1,562

Net income (loss)	$6,746	$(3,040)	$(601)	$(7,018)	$(3,913)

		Design-Build
	Property	and	Intersegment	Unallocated
Six months ended June 30, 2011	Operations	Development	Eliminations	and Other	Total
Revenues:
Rental revenue	$46,190	$—	$—	$—	$46,190
Design-Build contract revenue and other sales	—	55,527	(22,646)	—	32,881
Property management and other fees	1,536	—	—	—	1,536
Development management and other income	—	1,450	(1,335)	—	115

Total revenues	47,726	56,977	(23,981)	—	80,722

Certain operating expenses:
Property operating and management	18,629	—	—	—	18,629
Design-Build contracts and development management	—	51,496	(22,506)	—	28,990
Selling, general, and administrative	—	8,663	—	—	8,663

Total certain operating expenses	18,629	60,159	(22,506)	—	56,282

	29,097	(3,182)	(1,475)	—	24,440
Interest and other income	308	16	—	13	337
Corporate general and administrative expenses	—	—	—	(4,366)	(4,366)
Interest expense	—	—	—	(9,877)	(9,877)
Income taxes expense applicable to funds from operations modified	—	—	—	(37)	(37)
Non-real estate related depreciation and amortization	—	(556)	—	(87)	(643)
Earnings from unconsolidated real estate partnerships, before real estate related depreciation and amortization	18	—	—	—	18
Noncontrolling interests in real estate partnerships, before real estate related depreciation and amortization	(1,024)	—	—	—	(1,024)
Dividends on preferred stock	—	—	—	(3,124)	(3,124)

Funds from operations modified (FFOM)	28,399	(3,722)	(1,475)	(17,478)	5,724

Amortization of intangibles related to purchase accounting	(85)	(378)	—	—	(463)

Funds from operations (FFO)	28,314	(4,100)	(1,475)	(17,478)	5,261

Real estate related depreciation and amortization	(14,716)	—	—	—	(14,716)
Noncontrolling interests in real estate partnerships, before real estate related depreciation and amortization	1,024	—	—	—	1,024

Acquisition-related expenses	(482)				(482)
Dividends on preferred stock	—	—	—	3,124	3,124

Net income (loss)	$14,140	$(4,100)	$(1,475)	$(14,354)	$(5,789)

	Three Months Ended
	June 30, 2011	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010
Net loss	$(3,913)	$(1,876)	$(107,106)	$(1,951)	$(13,753)
Add:
Real estate related depreciation and amortization(2):
Wholly-owned and consolidated properties	7,433	7,277	7,327	7,372	7,272
Unconsolidated real estate partnerships	3	2	3	3	3
Acquisition-related expenses	398	84	—	—	—
Less:
Noncontrolling interests in real estate partnerships, before real estate related depreciation and amortization	(526)	(498)	(472)	(476)	(479)
Dividends on preferred stock	(1,562)	(1,562)	(208)	—	—
Gain on sale of real estate property	—	—	—	—	(264)

Funds from Operations (FFO)(1)	1,833	3,427	(100,456)	4,948	(7,221)
Amortization of intangibles related to purchase accounting, net of tax benefit	231	231	374	374	374

Funds from Operations Modified (FFOM)(1)	2,064	3,658	(100,082)	5,322	(6,847)
Non-recurring events and certain other charges:
Litigation provision	1,800	—	—	—	—
Goodwill and intangible asset impairment charges, net of tax benefit	—	—	93,826	—	10,848
Tax valuation allowance	—	—	10,553	—	—
Mr. Cogdell’s employment non-renewal compensation expense	—	—	1,493	—	—
CEO retirement compensation expense, net of tax benefit	—	—	—	—	2,545

Impact of non-recurring events and certain other charges	1,800	—	105,872	—	13,393

FFOM, excluding non-recurring events and certain other charges	$3,864	$3,658	$5,790	$5,322	$6,546

FFO per share and unit — basic and diluted	$0.03	$0.06	$(1.72)	$0.09	$(0.13)
FFOM per share and unit — basic and diluted	$0.04	$0.06	$(1.71)	$0.09	$(0.13)
FFOM per share and unit — basic and diluted, excluding non-recurring events and certain other charges	$0.07	$0.06	$0.10	$0.09	$0.12

Weighted average shares and units outstanding	58,465	58,438	58,389	57,849	53,913

(1)
FFO is a supplemental non-GAAP financial measure used by the real estate industry to measure the operating performance of real estate companies. FFOM adds back to traditionally defined FFO non-cash amortization of non-real estate related intangible assets associated with purchase accounting. We present FFO and FFOM because we consider them important supplemental measures of operational performance. We believe FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. We believe that FFOM allows securities analysts, investors and other interested parties to evaluate current period results to results prior to the acquisition of MEA Holdings, Inc. FFO and FFOM are intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO and FFOM excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, they provide performance measures that, when compared year over year, reflect the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing a perspective not immediately apparent from net income. We compute FFO in accordance with standards established by the Board of Governors of NAREIT in its March 1995 White Paper (as amended in November 1999 and April 2002), which may differ from the methodology for calculating FFO and FFOM utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. We adjust the NAREIT definition to add back noncontrolling interests in consolidated real estate partnerships before real estate related depreciation and amortization, acquisition-related expenses, and deduct dividends on preferred stock. Further, FFO and FFOM do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO and FFOM should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of our performance, nor are they indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions.

(2)
Real estate depreciation and amortization consists of depreciation and amortization from wholly-owned real estate properties and the Company’s share of real estate depreciation and amortization from consolidated and unconsolidated real estate partnerships.

	Three Months Ended
	June 30, 2011	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010
Interest coverage ratio:
EBITDA	$10,919	$10,822	$11,466	$9,906	$11,364
Cash paid for interest	5,055	4,622	5,901	5,515	5,542

Interest coverage ratio	2.16	2.34	1.94	1.80	2.05

Fixed charge coverage ratio:
EBITDA	$10,919	$10,822	$11,466	$9,906	$11,364
Fixed charges:
Cash paid for interest	5,055	4,622	5,901	5,515	5,542
Principal payments	1,220	1,258	1,111	1,096	1,019
Dividends on preferred stock	1,562	1,562	208	—	—

Total fixed charges	$7,837	$7,442	$7,220	$6,611	$6,561

Fixed charge coverage ratio	1.39	1.45	1.59	1.50	1.73

	Three Months Ended
	June 30, 2011	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010
Reconciliation of net loss to EBITDA:
Net loss	$(3,913)	$(1,876)	$(107,106)	$(1,951)	$(13,753)
Interest expense	5,027	4,850	5,662	5,851	5,393
Income tax expense (benefit)	19	18	(10,611)	(2,294)	(5,174)
Depreciation and amortization	7,986	7,830	8,283	8,293	8,182
Litigation provision	1,800	—	—	—	—
Goodwill and impairment charges	—	—	113,406	—	13,635
Mr. Cogdell’s retirement compensation expense	—	—	1,493	—	—
Debt extinguishment and interest rate derivative expense	—	—	339	7	9
CEO retirement compensation expense	—	—	—	—	3,072

EBITDA	$10,919	$10,822	$11,466	$9,906	$11,364

(1)
We believe that earnings before interest, income taxes, depreciation and amortization, or EBITDA, is a useful supplemental performance measure because it allows investors to view our performance without the impact of noncash depreciation and amortization or the cost of debt or minority interests. In addition, we believe that EBITDA is frequently used by securities analysts, investors, and other interested parties in the evaluation of REITs. Because EBITDA is calculated before recurring cash charges including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility as a measure of our performance is limited. Accordingly, EBITDA should be considered only as a supplement to net loss (computed in accordance with GAAP) as a measure of financial performance. Other equity REITs may calculate EBITDA differently; accordingly, our EBITDA may not be comparable to such other equity REITs’ EBITDA.

	Stated Interest	Interest		Principal	Maturity	Amortization
	Rate (%)	Rate (%)		Balance	Date	(years)
Secured mortgage loans — wholly-owned properties:
Beaufort Medical Plaza	LIBOR + 1.85	5.65	(1)	$4,573	8/18/2011	39
St. Francis CMOB, St. Francis Professional Medical Center	LIBOR + 1.85	2.04		6,597	9/15/2011	39
St. Francis Medical Plaza (Greenville), St. Francis Women’s	LIBOR + 1.85	2.04		7,086	9/15/2011	39
Mulberry Medical Park	6.25	6.25		827	9/15/2011	10
Methodist Professional Center I	LIBOR + 1.30	1.49		25,135	10/31/2011	30
St. Francis Outpatient Surgery Center	LIBOR + 3.25	3.44		13,000	11/29/2011	Interest only
River Hills Medical Plaza	LIBOR + 3.75	5.53	(1)	3,445	12/22/2011	22
East Jefferson Medical Plaza	LIBOR + 3.75	5.55	(1)	11,600	1/31/2012	Interest only
Barclay Downs	6.50	6.50		4,226	11/15/2012	25
Providence Medical Office Building I, II and III	6.12	6.12		7,931	1/12/2013	25
One Medical Park	5.93	5.93		4,725	11/1/2013	20
Three Medical Park	5.55	5.55		7,341	3/25/2014	25
Medical Arts Center of Orangeburg	LIBOR + 3.25	6.00	(2)	2,204	5/5/2014	20
Lancaster Rehabilitation Hospital	6.71	6.71		9,379	6/26/2014	25
Lancaster Rehabilitation Hospital	6.79	6.79		2,068	6/26/2014	25
Rowan Outpatient Surgery Center	6.00	6.00		3,100	7/6/2014	25
East Jefferson MOB	6.01	6.01		8,611	8/10/2014	25
Rocky Mount Kidney Center	6.75	6.75		942	8/21/2014	15
Randolph Medical Park, Lincoln/Lakemont Family Practice, and Northcross Family Physicians	7.00	7.00		7,208	10/15/2014	20
MRMC MOB I	7.33	7.33		5,859	11/1/2014	25
HealthPartners Medical & Dental Clinics	LIBOR + 3.25	6.80	(1)	11,935	11/1/2014	22.5
Copperfield Medical Mall, Harrisburg Medical Mall, Midland Medical Park and Weddington & Internal/Pediatric Medicine	LIBOR + 1.50	3.25	(5)	7,884	12/15/2014	25
Good Sam Medical Office Building	7.85	7.85	(8)	5,938	6/30/2015	25
Peerless Crossing Medical Center	6.06	6.06		7,199	9/1/2016	30
Rocky Mount Medical Park	LIBOR + 3.50	3.69	(3)	10,181	10/22/2016	25
Palmetto Health Parkridge	5.68	5.68		13,500	6/1/2017	Interest only (6)
Central NY Medical Center	6.22	6.22		24,500	7/1/2017	Interest only
Summit Professional Plaza I and II	6.18	6.18		15,925	9/1/2017	Interest only
Medical Center Physicians Tower	LIBOR + 2.50	6.19	(1)	14,580	3/1/2019	25
University Physicians — Grants Ferry	LIBOR + 2.25	5.95	(1)	10,314	4/20/2019	25
Roper Medical Office Building	7.10	7.10		9,203	6/1/2019	25
Health Park Medical Office Building	7.50	7.50		6,848	12/1/2019	25

Total / weighted average mortgages — wholly-owned properties		5.33		273,864

(1)	Represents the fixed rate for floating rate loans that have been swapped to fixed.

(2)	Minimum interest of 6.00%.

(3)	Maximum interest of 6.50%.

(4)	Interest only during construction period.

(5)	Maximum interest of 8.25%; minimum interest of 3.25%.

(6)	Interest only through June 2012. Principal and interest payments from July 2012 through June 2017.

(7)
The Company has entered into a forward starting interest rate swap agreement that effectively fixes the interest rate 6.44% beginning October 2011, when the construction phase of the loan expires and converts to an amortizing loan.

(8)	Interest of 7.85% during construction, 7.5% @ occupancy, 7.1% @ 75% occupancy with $1,615,000 NOI.

	Stated Interest	Interest	Principal	Maturity	Amortization
	Rate (%)	Rate (%)	Balance	Date	(years)
Secured revolving credit facility:
Tranche I	LIBOR + 3.00	3.19	95,000	3/1/2014	Interest only

Total / weighted average secured revolving credit facility		3.19	95,000

Consolidated real estate partnerships:
Alamance Regional Mebane Outpatient Center	LIBOR + 1.30	1.49	10,805	5/15/2012	30
Alamance Regional Mebane Outpatient Center	LIBOR + 4.00	4.19	1,468	5/15/2012	30
Lancaster ASC MOB	LIBOR + 1.20	5.23	10,093	3/2/2015	25
English Road Medical Center	4.99	4.99	5,104	4/1/2016	25
Woodlands Center for Specialized Medicine	LIBOR + 1.50	6.21	16,462	9/26/2018	25
Bonney Lake Medical Office Building	LIBOR + 3.25	3.44	7,796	2/5/2019	25	(4)

Total / weighted average consolidated real estate partnerships		4.44	51,728

Total / weighted average debt			420,592
Unamortized premium			52

Total / weighted average debt		4.74	$420,644

(1)	Represents the fixed rate for floating rate loans that have been swapped to fixed.

(2)	Minimum interest of 6.00%.

(3)	Maximum interest of 6.50%.

(4)	Interest only during construction period.

(5)	Maximum interest of 8.25%; minimum interest of 3.25%.

(6)	Interest only through June 2012. Principal and interest payments from July 2012 through June 2017.

(7)
The Company has entered into a forward starting interest rate swap agreement that effectively fixes the interest rate 6.44% beginning October 2011, when the construction phase of the loan expires and converts to an amortizing loan.

(8)	Interest of 7.85% during construction, 7.5% @ occupancy, 7.1% @ 75% occupancy with $1,615,000 NOI.

	Future Scheduled Repayments
					Weighted
					Average
					Interest Rate on
				Percent of Total	Maturing
Year	Amortization	Maturities	Total	Mortgages	Debt(1)

2011	$2,271	$60,480	$62,751	19%	2.4%
2012	4,392	27,839	32,231	10%	5.8%
2013	4,294	11,577	15,871	5%	6.0%
2014	3,518	60,617	64,135	20%	6.1%
2015	2,140	15,170	17,310	5%	6.2%
Thereafter	5,524	127,770	133,294	41%	5.9%

Total mortgages	22,139	303,453	325,592	100%	5.2%
Secured revolving credit facility (March 2014 maturity)	—	95,000	95,000		3.2%

Total	$22,139	$398,453	$420,592		4.7%

(1)	Includes the fixed rate swapped interest rates.

(2)	For covenant definitions and a listing of non-financial debt covenants, please refer to our filings with the Securities and Exchange Commission.

	Weighted Average
Debt Profile	Balance	Percent of Total	Interest Rate(1)	Maturity (Years)
Fixed rate mortgages — wholly-owned properties	$211,865	50%	6.2%	4.5
Variable rate mortgages — wholly-owned properties	61,999	15%	2.4%	1.1
Secured revolving credit facility	95,000	23%	3.2%	2.7
Mortgages — consolidated real estate partnerships	51,728	12%	4.4%	4.8

Total	$420,592	100%	4.7%	3.6

Secured revolving credit facility — matures March 2014
Facility	$200,000

Borrowing base availability	$121,471
Less: Outstanding	(95,000)
Less: Letters of credit	(8,128)

Availability	$18,343

Capitalized interest 2Q 2011	$366

		Current
Covenant summary	Required	Quarter	In Compliance
Secured revolving credit facility(2):
Maximum total leverage ratio	< 65%	52%	Yes
Maximum secured recourse indebtedness ratio	< 20%	6%	Yes
Minimum fixed charge coverage ratio	> 1.35x	1.51x	Yes
Minimum required tangible net worth	> $237,106	$285,578	Yes
Minimum facility interest coverage	> 1.50x	9.62x	Yes

(1)	Includes the fixed rate swapped interest rates.

(2)	For covenant definitions and a listing of non-financial debt covenants, please refer to the Company’s filings with the Securities and Exchange Commission.

	Same Property Operating Results
	As of and for Quarter Ended			As of and for Year Ended
	June 30,2011	March 31, 2011	June 30, 2010	June 30, 2011	June 30, 2010
Property count	62	62	62	62	62
Square feet	3,387	3,387	3,387	3,387	3,387
Occupancy	90.6%	90.6%	90.3%	90.6%	90.3%

Rental revenue	$21,146	$21,131	$20,624	$84,722	$83,100
Costs related to property operations	(8,123)	(7,954)	(7,898)	(31,731)	(30,652)

Net operating income	13,023	13,177	12,726	52,991	52,448
Straight line rent	(398)	(401)	(214)	(1,430)	(751)
Fair value of lease revenues(1)	(100)	(100)	(112)	(404)	(521)

Adjusted net operating income	$12,525	$12,676	$12,400	$51,157	$51,176

	Total Property Operating Results
	As of and for Quarter Ended			As of and for Year Ended
	June 30, 2011	March 31, 2010	June 30, 2010	June 30, 2011	June 30, 2010
Property count	69	67	65	69	65
Square feet	3,889	3,730	3,604	3,889	3,604
Occupancy	91.2%	90.3%	90.5%	91.2%	90.5%

Rental revenue	$23,136	$23,054	$20,995	$91,754	$82,575
Property management and other fees	760	775	761	3,168	3,202
Costs related to property operations	(9,426)	(9,203)	(8,387)	(35,708)	(32,709)
Acquisition-related expenses	(398)	(84)	—	(482)	—

Net operating income	14,072	14,542	13,369	58,732	53,068
Straight line rent	(463)	(466)	(231)	(1,682)	(773)
Fair value of lease revenues(1)	(98)	(107)	(112)	(401)	(521)

Adjusted net operating income	$13,511	$13,969	$13,026	$56,649	$51,774

(1)	Represents the net adjustment for above and below market leases which are being amortized over the remaining term of the respective lease from the date of the acquisition.

						Annualized
						Rent Per
			Net Rentable	Occupancy	Annualized	Leased
	Location	Ownership	Square Feet	Rate	Rent	Square Foot
California
Verdugo Hills Professional Bldg I	Glendale	100.0%	64,056	94.3%	$1,983,134	$32.84
Verdugo Hills Professional Bldg II	Glendale	100.0%	42,906	99.5%	1,475,112	34.55

			106,962	96.4%	3,458,246	33.54

Florida
Woodlands Center for Specialized Medicine	Pensacola	40.0%	75,985	100.0%	2,544,183	33.48

Georgia
Augusta POB I	Augusta	100.0%	99,494	95.1%	1,384,681	14.63
Augusta POB II	Augusta	100.0%	125,634	86.1%	2,288,751	21.16
Augusta POB III	Augusta	100.0%	47,034	100.0%	958,294	20.37
Augusta POB IV	Augusta	100.0%	55,134	70.6%	762,959	19.59
Summit Professional Plaza I	Brunswick	100.0%	33,039	93.5%	861,470	27.89
Summit Professional Plaza II	Brunswick	100.0%	64,233	96.7%	1,779,432	28.63

			424,568	89.9%	8,035,587	21.05

Indiana
Methodist Professional Center I(1)	Indianapolis	100.0%	150,243	100.0%	3,669,564	24.42
Methodist Professional Center II (sub-lease)	Indianapolis	100.0%	24,080	100.0%	679,892	28.23

			174,323	100.0%	4,349,456	24.95

Kentucky
OLBH Same Day Surgery Center and MOB	Ashland	100.0%	46,907	100.0%	1,006,468	21.46
OLBH Parking Garage					880,000

			46,907	100.0%	1,886,468	21.46	(2)

Louisiana
East Jefferson MOB	Metairie	100.0%	119,921	95.9%	2,476,653	21.53
East Jefferson Medical Plaza	Metairie	100.0%	123,184	100.0%	2,894,005	23.49
East Jefferson MRI	Metairie	100.0%	10,809	100.0%	1,005,991	93.07

			253,914	98.1%	6,376,649	25.60

Minnesota
Health Partners Medical & Dental Clinics	Sartell	100.0%	60,108	94.9%	2,204,260	38.63

Mississippi
University Physicians — Grants Ferry	Flowood	100.0%	50,575	100.0%	1,717,816	33.97

New York
Central NY Medical Center(3)	Syracuse	100.0%	111,634	97.8%	2,874,072	26.33

(1)	Parking revenue from an adjacent parking deck is approximately $90,000 per month, or $1,080,000 annualized.

(2)	Excludes annualized rent of adjacent parking decks to OLBH Same Day Surgery Center and MOB and Gaston Professional Center from calculation.

(3)	Parking revenue from an adjacent parking deck is approximately $100,000 per month, or $1,200,000 annualized.

						Annualized
						Rent Per
			Net Rentable	Occupancy	Annualized	Leased
	Location	Ownership	Square Feet	Rate	Rent	Square Foot
North Carolina
Alamance Regional Mebane Outpatient Center	Mebane	35.1%	68,206	71.1%	1,868,562	38.55
Barclay Downs	Charlotte	100.0%	38,395	100.0%	683,077	17.79
Birkdale Bldgs C, D, E and Birkdale Wellness	Huntersville	100.0%	64,669	93.0%	1,347,156	22.40
Birkdale II	Huntersville	100.0%	8,269	100.0%	204,850	24.77
Copperfield Medical Mall	Concord	100.0%	26,000	100.0%	634,655	24.41
East Rocky Mount Kidney Center	Rocky Mount	100.0%	8,043	100.0%	161,232	20.05
English Road Medical Center	Rocky Mount	34.5%	35,393	95.7%	960,002	28.36
Gaston Professional & Ambulatory Surgery Centers	Gastonia	100.0%	114,956	100.0%	2,773,743	24.13
Gaston Parking					606,141
Gateway Medical Office Building	Concord	100.0%	61,789	69.1%	1,123,454	26.30
Harrisburg Family Physicians	Harrisburg	100.0%	8,202	100.0%	228,787	27.89
Harrisburg Medical Mall	Harrisburg	100.0%	18,360	100.0%	514,742	28.04
Lincoln/Lakemont Family Practice	Lincolnton	100.0%	16,500	100.0%	405,458	24.57
Mallard Crossing Medical Park	Charlotte	100.0%	52,540	63.8%	842,997	25.13
Medical Arts Building	Concord	100.0%	84,972	93.3%	1,850,443	23.35
Midland Medical Park	Midland	100.0%	14,610	100.0%	449,849	30.79
Mulberry Medical Park	Lenoir	100.0%	24,992	100.0%	508,347	20.34
Northcross Family Physicians	Charlotte	100.0%	8,018	100.0%	239,186	29.83
Randolph Medical Park	Charlotte	100.0%	84,131	69.2%	1,287,771	22.13
Rocky Mount Kidney Center	Rocky Mount	100.0%	10,105	100.0%	202,567	20.05
Rocky Mount Medical Park	Rocky Mount	100.0%	96,993	100.0%	2,088,260	21.53
Rowan Outpatient Surgery Center	Salisbury	100.0%	19,464	100.0%	440,139	22.61
Weddington Internal & Pediatric Medicine	Concord	100.0%	7,750	100.0%	204,204	26.35

			872,357	89.1%	19,625,622	24.48

Pennsylvania
Doylestown Health & Wellness Center	Doylestown	99.0%	99,132	98.8%	3,100,092	31.64
Lancaster Rehabilitation Hospital	Lancaster	100.0%	57,508	100.0%	1,517,947	26.40
Lancaster ASC MOB	Lancaster	80.9%	64,214	100.0%	2,220,166	34.57

			220,854	99.5%	6,838,205	31.12

(1)	Parking revenue from an adjacent parking deck is approximately $90,000 per month, or $1,080,000 annualized.

(2)	Excludes annualized rent of adjacent parking decks to OLBH Same Day Surgery Center and MOB and Gaston Professional Center from calculation.

(3)	Parking revenue from an adjacent parking deck is approximately $100,000 per month, or $1,200,000 annualized.

						Annualized
						Rent Per
			Net Rentable	Occupancy	Annualized	Leased
	Location	Ownership	Square Feet	Rate	Rent	Square Foot
South Carolina
200 Andrews	Greenville	100.0%	25,902	100.0%	635,812	24.55
Beaufort Medical Plaza	Beaufort	100.0%	59,340	100.0%	1,382,867	23.30
Carolina Forest Medical Plaza	Myrtle Beach	100.0%	38,902	43.5%	547,848	32.40
Mary Black Westside Medical Office Bldg	Spartanburg	100.0%	37,455	100.0%	732,042	19.54
Medical Arts Center of Orangeburg	Orangeburg	100.0%	49,324	78.0%	674,507	17.54
Mount Pleasant Medical Office Long Point	Mt. Pleasant	100.0%	38,735	69.8%	726,111	26.84
One Medical Park	Columbia	100.0%	69,840	79.3%	1,321,235	23.84
Palmetto Health Parkridge	Columbia	100.0%	89,451	94.6%	2,243,493	26.51
Providence MOB I	Columbia	100.0%	48,500	82.0%	829,424	20.85
Providence MOB II	Columbia	100.0%	23,280	80.6%	389,343	20.74
Providence MOB III	Columbia	100.0%	54,417	78.8%	803,743	18.74
River Hills Medical Plaza	Little River	100.0%	27,566	70.9%	636,227	32.55
Roper Medical Office Building	Charleston	100.0%	122,784	82.7%	2,210,511	21.76
St. Francis CMOB	Greenville	100.0%	45,140	96.6%	1,189,373	27.27
St. Francis Medical Plaza (Charleston)	Charleston	100.0%	28,734	100.0%	861,219	29.97
St. Francis Medical Plaza (Greenville)	Greenville	100.0%	62,724	88.1%	1,017,670	18.42
St. Francis Outpatient Surgery Center	Greenville	100.0%	72,491	100.0%	2,181,970	30.10
St. Francis Professional Medical Center	Greenville	100.0%	49,767	100.0%	1,169,200	23.49
St. Francis Women’s	Greenville	100.0%	57,590	79.2%	980,016	21.47
Three Medical Park	Columbia	100.0%	88,755	84.1%	1,779,367	23.82

			1,090,697	86.0%	22,311,978	23.79

Tennessee
Health Park Medical Office Building	Chattanooga	100.0%	52,151	100.0%	1,532,566	29.39
Peerless Crossing Medical Center	Cleveland	100.0%	40,506	100.0%	1,021,030	25.21

			92,657	100.0%	2,553,596	27.56

Virginia
MRMC MOB I	Mechanicsville	100.0%	56,610	73.6%	1,230,661	29.53
St. Mary’s MOB North — (Floors 6 & 7)	Richmond	100.0%	30,617	100.0%	761,468	24.87

			87,227	82.9%	1,992,129	27.56

Total			3,668,768	91.2%	$86,768,267	$25.48	(2)

(1)	Parking revenue from an adjacent parking deck is approximately $94,000 per month, or $1,128,000 annualized.

(2)	Excludes annualized rent of adjacent parking decks to OLBH Same Day Surgery Center and MOB and Gaston Professional Center from calculation.

(3)	Parking revenue from an adjacent parking deck is approximately $102,000 per month, or $1,224,000 annualized.

	June 30, 2011	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010
California
Verdugo Professional Bldg I	94.3%	91.2%	93.1%	94.3%	94.3%
Verdugo Professional Bldg II	99.5%	99.5%	99.5%	99.5%	99.5%

Florida
Woodlands Center for Specialized Medicine	100.0%	100.0%	100.0%	100.0%	100.0%

Georgia
Augusta POB I	95.1%	97.2%	93.2%	90.7%	90.7%
Augusta POB II	86.1%	86.1%	87.6%	87.6%	87.6%
Augusta POB III	100.0%	90.0%	90.0%	90.0%	90.0%
Augusta POB IV	70.6%	83.1%	83.1%	82.5%	82.5%
Summit Professional Plaza I	93.5%	93.5%	93.5%	93.5%	93.5%
Summit Professional Plaza II	96.7%	96.7%	96.7%	96.7%	96.7%

Indiana
Methodist Professional Center I	100.0%	96.4%	95.2%	95.2%	96.4%
Methodist Professional Center II	100.0%	100.0%	100.0%	100.0%	100.0%

Kentucky
OLBH Same Day Surgery Center and MOB	100.0%	91.8%	95.7%	100.0%	91.5%

Louisiana
East Jefferson MOB	95.9%	99.1%	99.1%	98.8%	100.0%
East Jefferson Medical Plaza	100.0%	100.0%	100.0%	100.0%	100.0%
East Jefferson MRI	100.0%	100.0%	100.0%	100.0%	100.0%

Minnesota
Health Partners Medical & Dental Clinics	94.9%	94.9%	94.9%	94.9%	94.9%

Mississippi
University Physicians — Grants Ferry	100.0%	100.0%	100.0%	100.0%	100.0%

New York
Central NY Medical Center	97.8%	97.8%	97.8%	97.8%	97.8%

	June 30, 2011	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010
North Carolina
Alamance Regional Mebane Outpatient Ctr	71.1%	71.1%	71.1%	71.1%	71.1%
Barclay Downs	100.0%	100.0%	100.0%	100.0%	100.0%
Birkdale Bldgs C, D, E and Birkdale Wellness	93.0%	96.4%	96.4%	96.4%	96.4%
Birkdale II	100.0%	100.0%	100.0%	100.0%	100.0%
Copperfield Medical Mall	100.0%	100.0%	100.0%	100.0%	100.0%
East Rocky Mount Kidney Center	100.0%	100.0%	100.0%	100.0%	100.0%
English Road Medical Center	95.7%	95.7%	95.7%	95.7%	95.7%
Gaston Professional & Ambulatory Surgery Centers	100.0%	100.0%	100.0%	100.0%	100.0%
Gateway Medical Office Building	69.1%	69.1%	69.1%	69.1%	69.1%
Harrisburg Family Physicians	100.0%	100.0%	100.0%	100.0%	100.0%
Harrisburg Medical Mall	100.0%	100.0%	100.0%	100.0%	100.0%
Lincoln/Lakemont Family Practice	100.0%	100.0%	100.0%	100.0%	100.0%
Mallard Crossing Medical Park	63.8%	63.8%	66.0%	66.0%	66.0%
Medical Arts Building	93.3%	93.3%	93.3%	93.3%	98.2%
Midland Medical Park	100.0%	100.0%	100.0%	100.0%	100.0%
Mulberry Medical Park	100.0%	77.6%	87.0%	87.0%	87.0%
Northcross Family Physicians	100.0%	100.0%	100.0%	100.0%	100.0%
Randolph Medical Park	69.2%	69.2%	69.2%	69.2%	71.8%
Rocky Mount Kidney Center	100.0%	100.0%	100.0%	100.0%	100.0%
Rocky Mount Medical Park	100.0%	100.0%	100.0%	100.0%	92.8%
Rowan Outpatient Surgery Center	100.0%	100.0%	100.0%	100.0%	100.0%
Weddington Internal & Pediatric Medicine	100.0%	100.0%	100.0%	100.0%	100.0%

Pennsylvania
Doylestown Health & Wellness Center	98.8%	N/A	N/A	N/A	N/A
Lancaster Rehabilitation Hospital	100.0%	100.0%	100.0%	100.0%	100.0%
Lancaster ASC MOB	100.0%	100.0%	100.0%	100.0%	100.0%

	March 31, 2011	Dec. 31,2010	Sept. 30, 2010	June 30, 2010	March 31, 2010
South Carolina
200 Andrews	100.0%	100.0%	100.0%	100.0%	100.0%
Beaufort Medical Plaza	100.0%	100.0%	100.0%	100.0%	100.0%
Carolina Forest Medical Plaza	43.5%	43.5%	43.5%	43.5%	43.5%
Mary Black Westside Medical Office Bldg	100.0%	100.0%	100.0%	100.0%	100.0%
Medical Arts Center of Orangeburg	78.0%	78.0%	78.0%	78.0%	78.0%
Mount Pleasant Medical Office Long Point	69.8%	77.4%	77.4%	77.4%	77.4%
One Medical Park	79.3%	83.9%	83.9%	78.2%	80.8%
Palmetto Health Parkridge	94.6%	94.6%	94.6%	94.6%	94.6%
Providence MOB I	82.0%	82.0%	82.0%	87.2%	87.2%
Providence MOB II	80.6%	80.6%	88.8%	100.0%	100.0%
Providence MOB III	78.8%	73.3%	73.3%	55.5%	49.6%
River Hills Medical Plaza	70.9%	70.9%	70.9%	70.9%	70.9%
Roper Medical Office Building	82.7%	82.7%	84.7%	95.6%	95.6%
St. Francis CMOB	96.6%	96.6%	96.6%	100.0%	100.0%
St. Francis Medical Plaza (Charleston)	100.0%	100.0%	100.0%	100.0%	100.0%
St. Francis Medical Plaza (Greenville)	88.1%	88.1%	67.6%	61.5%	50.7%
St. Francis Outpatient Surgery Center	100.0%	100.0%	100.0%	100.0%	n/a
St. Francis Professional Medical Center	100.0%	100.0%	100.0%	100.0%	100.0%
St. Francis Women’s	79.2%	79.2%	79.2%	79.2%	76.5%
Three Medical Park	84.1%	84.1%	82.3%	100.0%	100.0%

Tennessee
Health Park Medical Office Building	100.0%	100.0%	88.8%	88.8%	88.8%
Peerless Crossing Medical Center	100.0%	100.0%	100.0%	100.0%	100.0%

Virginia
MRMC MOB I	73.6%	77.2%	77.2%	92.7%	100.0%
St. Mary’s MOB North — (Floors 6 & 7)	100.0%	100.0%	100.0%	100.0%	100.0%

TENANT LEASE EXPIRATIONS for Leases in Place at June 30, 2001 Lease Expiration

	Number of	Net Rentable Square	Percentage of Net	Annualized	Percentage of Property	Annualized Rent Per
	Leases Expiring	Feet	Rentable Square Feet	Rent	Annualized Rent	Leased Square Foot
Available	—	321,470	8.8%	$—	—	$—
2011	74	217,341	5.9%	5,114,628	5.9%	23.53
2012	141	575,049	15.7%	14,824,891	17.1%	24.73	(1)
2013	91	356,070	9.7%	8,374,863	9.7%	23.52
2014	87	384,252	10.5%	9,691,620	11.2%	25.22
2015	77	297,054	8.1%	8,018,300	9.2%	24.03	(1)
2016	57	270,725	7.4%	6,164,847	7.1%	22.77
2017	50	299,728	8.2%	8,119,341	9.4%	27.09
2018	28	176,523	4.8%	4,382,787	5.1%	24.83
2019	19	143,101	3.9%	3,196,681	3.7%	22.34
2020	15	95,171	2.6%	2,126,532	2.5%	22.34
Thereafter	21	532,284	14.5%	16,753,777	19.3%	31.47

Total	660	3,668,768	100.0%	$86,768,267	100.0%	$25.48	(1)

(1)	Excludes annualized rent of adjacent parking decks to OLBH Same Day Surgery Center and MOB and Gaston Professional Center from calculation.

	Annualized	Percent of
Tenant	Rent	Portfolio
1. Bon Secours St. Francis Hospital	$5,978,169	6.9%
2. Carolinas Healthcare System	5,840,124	6.7%
3. East Jefferson General Hospital	3,590,711	4.1%
4. Lancaster General Hospital	3,021,814	3.5%
5. Palmetto Health Alliance	2,594,812	3.0%
6. Woodlands Medical	2,544,183	2.9%
7. Caromont Health	2,370,761	2.7%
8. IU Health (formerly Clarion)	2,368,718	2.7%
9. HealthPartners Inc.	2,051,708	2.4%
10. University Hospital, Augusta, GA	1,885,329	2.2%

	$32,246,329	37.2%

		Ground or Air
	Net Rentable	Rights Lease
	Square Feet	Expiration(1)
East Jefferson MRI	10,809	2027
One Medical Park	69,840	2033
Providence MOB II	23,280	2034
East Jefferson MOB	119,921	2035
Gaston MOB and Surgery Center	114,956	2035
Three Medical Park	88,755	2039
Roper Medical Office Building	122,784	2042
East Jefferson Medical Plaza	123,184	2043
Providence MOB I	48,500	2049
St. Francis Professional Medical Center	49,767	2050
Palmetto Health Parkridge	89,451	2053
Gateway Medical Office Building	61,789	2054
Mulberry Medical Park	24,992	2057
St. Mary’s MOB North (Floors 6 & 7)	30,617	2058
Methodist Professional Center I (and adjacent parking deck)	150,243	2060
St Francis CMOB	45,140	2060
St Francis Outpatient Surgery Center	72,491	2060
Mary Black Westside Medical Office Building	37,455	2061
200 Andrews	25,902	2063
OLBH Same Day Surgery MOB/Parking Garage	46,907	2067
St. Elizabeth Covington Medical Center	59,794	2068
Beaufort Medical Plaza	59,340	2070
Medical Arts Building	84,972	2070
Mount Pleasant Medical Office Longpoint	38,735	2070
St Francis Medical Plaza (Greenville)	62,724	2070
St Francis Women’s	57,590	2070
St. Francis Medical Plaza (Charleston)	28,734	2073
St. Elizabeth Florence MOB	53,833	2080
St. Lukes Medical Office Building	176,000	2081
Alamance Regional Mebane Outpatient Ctr	68,206	2086
Medical Center Physicians Tower	106,772	2089
Lancaster ASC MOB	64,215	2091
Lancaster Rehabilitation Hosp	57,508	2092
Good Samaritan Medical Office Building (2)	79,641	2111

(1)	Year of expiration assumes we have exercised lease renewal options.

(2)	Property in construction as of June 30, 2011.

We are required to account for the operations of our Design-Build and Development segment separately from that of our Property Operations segment due to federal income tax guidelines (see Note 2 in our Consolidated Financial Statements on Form 10-K or 10-Q for further explanation of Real Estate Investment Trust organizational and operational guidance). Generally accepted accounting principles require that we eliminate these inter-company profits upon consolidation.
At times, the Design-Build and Development segment will construct a building for the Property Operations segment. Upon consolidation, the profits earned by the Design-Build and Development segment must be eliminated and the corresponding value of the building reduced by the same amount.
In the example below, Property Operations pays Design-Build and Development a market value of $10.0 million to construct a building. Design-Build and Development’s cost to construct the building is $9.0 million. Upon consolidation, we eliminate the $1.0 million profit and reduce the carrying value of the building to $9.0 million. Had we hired a third party general contractor, our carrying value would have been $10.0 million.
Regardless of who constructs the building, Property Operations establishes the rental rate based on the building’s market value of $10.0 million. Assuming an 8.0% return on cost, the rental rate is set at $0.8 million. Since we self-constructed the building, our consolidated (and internal) cost is actually $9.0 million which then increases our return on investment to 8.9% ($0.8 million divided by $9.0 million).

	Building	Return on
	Carrying Value	Investment
Building results as constructed by a third-party	$10,000,000	8.0%
Building results as constructed internally	$9,000,000	8.9%

	Property	Design-Build &	Profit	Consolidated
	Operations	Development	Elimination	Cogdell Spencer
Assets:
Cash	$(10,000,000)	$1,000,000	$—	$(9,000,000)
Building	10,000,000	—	(1,000,000)	9,000,000

	$—	$1,000,000	$(1,000,000)	—

Liabilities and equity:
Secured Credit Facility	$—	$—	$—	$—
Equity (current year earnings)	—	1,000,000	(1,000,000)	—

	$—	$1,000,000	$(1,000,000)	$—

Income statement:
Design-Build Revenue	$—	$10,000,000	$(10,000,000)	$—
Design-Build Cost of Sales	—	(9,000,000)	9,000,000	—

Gross Margin	$—	1,000,000	$(1,000,000)	$—

ACQUISITION COMPLETED DEVELOPMENTS & PROPERTIES IN FILL-UP for the Period January 1, 2010 through June 30, 2011 (dollars in thousands)

							Fill-up
			Completion/	Net Rentable	Percentage		Underwriting
Property	Location	Type	Acquired Date	Square Feet	Leased	Investment	Date

Stabilized:
HealthPartners Medical Office Building	St. Cloud, MN	Development	2Q 2010	60,108	95%	$15,624	n/a
University Physicians — Grant’s Ferry	Brandon, MS	Development	2Q 2010	50,575	100%	14,032	n/a
Lancaster Rehabilitation Hospital(1)	Lancaster, PA	Development	2Q 2010	4,630	100%	1,991	n/a
St. Francis Outpatient Surgery Center	Greenville, SC	Acquisition	3Q 2010	72,491	100%	16,638	n/a
Doylestown Health & Wellness Center	Doylestown, PA	Acquisition	2Q 2011	99,132	99%	22,500	n/a

				286,936		70,785

Fill up:
Medical Center Physicians Tower	Jackson, TN	Development	2Q 2010	106,772	100%	21,139	3Q 2011	(2)
St. Elizabeth Florence Medical Office Building	Florence, KY	Acquisition	1Q 2011	53,833	76%	6,150	1Q 2013
St. Elizabeth Covington Medical Center	Covington, KY	Acquisition	2Q 2011	59,794	58%	12,300	2Q 2013

				220,399		$39,589

(1)	Represents 4,630 square foot expansion to the existing property.

(2)	The property is 75% leased and income producing with the remaining 25% leased and under construction for a third quarter 2011 scheduled date of occupancy.

		Estimated
		Completion	Net Rentable	Investment to	Estimated Total	Percentage
Development Construction	Location	Date	Square Feet	Date(1)	Investment	Leased
Bonney Lake Medical Office Building (2)	Bonney Lake, WA	3Q 2011	56,000	$14,213	$17,700	98%
Good Sam Medical Office Building	Puyallup, WA	4Q 2011	80,000	12,012	24,700	73%
St. Luke’s Medical Office Building	Duluth, MN	3Q 2012	176,000	948	27,800	100%

	Three Months	Six Months
	Ended	Ended
Capital Expenditures	June 30, 2011	June 30, 2011
Development, redevelopment, and acquisitions	$49,635	$63,892
Second generation tenant improvements	3,789	4,911
Recurring property capital expenditures	637	876

Total	$54,061	$69,679

(1)	Represents our investment in the project before intersegment eliminations.

(2)	We had a 61.7% ownership interest at June 30, 2011.